Exhibit 99.1

REALTY INCOME AND VEREIT® STOCKHOLDERS APPROVE MERGER
SAN DIEGO and PHOENIX, August 12, 2021….Realty Income Corporation (NYSE: O) (“Realty Income”), The Monthly Dividend Company®, and VEREIT, Inc. (NYSE: VER) (“VEREIT”) today announced that Realty Income stockholders and VEREIT stockholders approved all of the proposals necessary for the closing of the previously announced merger pursuant to which Realty Income will acquire VEREIT.
At the special meeting of Realty Income stockholders held today, approximately 98.9% of the votes cast were voted in favor of the issuance of new shares of Realty Income common stock to VEREIT stockholders as consideration in the merger, which votes represented approximately 66.0% of the outstanding shares of Realty Income common stock.
At the special meeting of VEREIT stockholders held today, approximately 99.7% of the votes cast were voted in favor of the merger, which represented approximately 80.9% of the outstanding shares of VEREIT common stock.
The final voting results on the proposals voted on at the special meetings will be set forth in each company’s separate Form 8-Ks filed with the U.S. Securities and Exchange Commission after certification by its inspector of election.
The merger is subject to customary closing conditions and is expected to close during the fourth quarter of 2021. Under the terms of the merger agreement, VEREIT shareholders will receive 0.705 shares of Realty Income stock for every share of VEREIT stock they own immediately prior to the effective time of the merger.
About Realty Income
Realty Income, The Monthly Dividend Company®, is an S&P 500 company and member of the S&P 500 Dividend Aristocrats® index. We invest in people and places to deliver dependable monthly dividends that increase over time. The company is structured as a REIT, and its monthly dividends are supported by the cash flow from over 6,700 real estate properties owned under long-term lease agreements with our commercial clients. To date, the company has declared 613 consecutive common stock monthly dividends throughout its 52-year operating history and increased the dividend 111 times since Realty Income's public listing in 1994 (NYSE: O). Additional information about the company can be obtained from the corporate website at www.realtyincome.com.
About VEREIT
VEREIT is a full-service real estate operating company which owns and manages one of the largest portfolios of single-tenant commercial properties in the U.S. The Company has total real estate investments of $14.5 billion including approximately 3,900 properties and 88.9 million square feet. VEREIT's business model provides equity capital to creditworthy corporations in return for long-term leases on their properties. VEREIT is a publicly traded Maryland corporation listed on the New York Stock Exchange. VEREIT uses, and intends to continue to use, its Investor Relations website, which can be found at www.VEREIT.com, as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Additional information about VEREIT can be found through social media platforms such as Twitter and LinkedIn.
Cautionary Note Regarding Forward-Looking Statements
This communication may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income Corporation (“Realty Income”) and VEREIT, Inc. (“VEREIT”) operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial or operating results of Realty Income, VEREIT, the combined company or any company spun-off by the combined company. Words such as “expects,” “anticipates,”

“intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed merger and the timing of the closing of the proposed merger; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; the potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the proposed spin-off of a company holding the office property assets of Realty Income and VEREIT (“SpinCo”) and the terms thereof, and the timing of the closing of the proposed spin-off; the risks associated with the ability to list the common stock of SpinCo on a national stock exchange following the proposed spin-off; risks associated with the ability to consummate any sales of the office property assets of Realty Income and VEREIT and the impact of such sales on SpinCo or the combined company; risks associated with the ability to consummate the spin-off on terms contemplated by Realty Income and VEREIT; the failure to obtain debt financing to capitalize SpinCo, risks associated with the geographic concentration of Realty Income, VEREIT or SpinCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with clients, employees, customers and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial market, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for Realty Income’s or VEREIT’s common stock or preferred stock or Realty Income’s or VEREIT’s ability to pay dividends; impairment charges; unanticipated changes in Realty Income’s or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Realty Income and VEREIT. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Realty Income or VEREIT on their respective websites or otherwise. Neither Realty Income nor VEREIT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Realty Income Investors:
Jonathan Pong, CFA, CPA
Senior VP, Head of Corporate Finance
(858) 284-5177
VEREIT Investors:
Bonni Rosen
Senior Vice President, Investor Relations
BRosen@VEREIT.com
(212) 590-3940